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                                                                   Exhibit 10.32



                 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT


         This Second Amendment to Revolving Credit Agreement ("Second Amendment") is made as of December 31, 1998 by and among PROVANT, Inc. ("Borrower"), a Delaware business corporation having its principal place of business at 67 Batterymarch Street, Suite 500, Boston, Massachusetts 02110, Fleet National Bank, a national banking association ("Fleet"), BankBoston, N.A., a national banking association ("BankBoston"), Norwest Bank Iowa, N.A., a national banking association ("Norwest") and Fleet National Bank, as agent for itself and BankBoston (the "Agent").

                                    RECITALS

         WHEREAS, the Borrower, Fleet and the Agent have previously entered into that certain Revolving Credit Agreement, dated as of April 8, 1998 (the "Original Credit Agreement"), pursuant to which Fleet made available to the Borrower a revolving credit loan facility having a maximum available borrowing amount of $40,000,000 (the "Original Commitment"); and

         WHEREAS, the Borrower, Fleet, the Agent and BankBoston previously entered into that certain First Amendment to Revolving Credit Agreement dated as of July 27, 1998 (the "First Amendment") pursuant to which Fleet assigned a portion of the Original Commitment to BankBoston and the parties otherwise amended certain provisions of the Original Credit Agreement (as so amended, the "Credit Agreement"); and

         WHEREAS, the parties hereto now desire to further amend the Credit Agreement in certain respects in order to (i) increase the total Commitment thereunder from $40,000,000 to $60,000,000, (ii) allocate the enlarged Commitment among BankBoston, Fleet and Norwest (Norwest being a new Bank) and
(iii) make certain other modifications to the provisions of the Credit Agreement, all as more particularly set forth hereinbelow.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree to modify and amend the Credit Agreement as follows:

         Section 1. DEFINITIONS. All capitalized terms used herein without definition shall have their respective meanings provided therefor in the Credit Agreement.

         Section 2. AMENDMENT OF SPECIFIC PROVISIONS. The following specific provisions of the Credit Agreement are hereby modified and amended:

         (a) in the definition of "Applicable Margin" in Section 1.1, the Table of interest rates and fees is hereby deleted, and the following Table is substituted therefor:


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
--------------------------------------------------------------------------------------------
INTEREST RATES                               FEES
--------------------------------------------------------------------------------------------
LEVERAGE RATIO              PRIME RATE     EURODOLLAR       COMMITMENT      LETTER OF CREDIT
                            LOANS          RATE LOANS       FEE RATE        FEE RATE
--------------------------------------------------------------------------------------------
< 1.00 X                    0.00%          0.75%            0.250           0.75%
--------------------------------------------------------------------------------------------
> and = 1.00 X < 1.50 X     0.00%          1.00%            0.300%          1.00%
--------------------------------------------------------------------------------------------
> and = 1.50 X < 2.00 X     0.00%          1.375%           0.350%          1.375%
--------------------------------------------------------------------------------------------
> and = 2.00 X < 2.50 X     0.25%          1.625%           0.400%          1.625%
--------------------------------------------------------------------------------------------
> and = 2.50 X              0.50%          2.00%            0.450%          2.00%
--------------------------------------------------------------------------------------------


         (b) in the definition of "Commitment" in Section 1.1, the schedule of each Bank's Commitment and Commitment Percentage shall be set forth on a new SCHEDULE I attached hereto, which shall replace the existing SCHEDULE I to the Credit Agreement.

         (c) in the definition of "Total Commitment" appearing in Section 1.1, the stated dollar amount from and after the date hereof shall be $60,000,000 rather than $40,000,000.

         (d) the definition "Revolving Credit Loan Maturity Date" appearing in Section 1.1 shall be amended and restated in its entirety to read as follows:

                                    "REVOLVING CREDIT LOAN MATURITY DATE.
                           December 31, 2001, or such earlier date on which the Total Commitment is terminated pursuant to the provisions hereof."

         (e) in Section 9.3, the Leverage Ratio shall be 3.00:1.00 rather than 3.25:1.00.

         SECTION 3. CONFIRMATION OF STOCK PLEDGE AGREEMENT. The parties hereto agree that all references to the "Credit Agreement" contained in the Stock Pledge Agreement and all Supplements thereto shall mean or refer to the Credit Agreement as amended and supplemented by this Second Amendment and as it may be further amended, supplemented, modified and restated and in effect from time to time, including without limitation any such amendment, supplement, modification or restatement which increases the amount of Indebtedness owing by the Borrower thereunder.

         SECTION 4. LOAN DOCUMENTS RATIFIED AND CONFIRMED. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically supplemented or amended by this Second Amendment and the other documents executed in connection herewith, are and shall continue to


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be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the collateral described therein do, and shall continue to, secure the payment of all obligations under the Loan Documents, in each case as amended or supplemented pursuant to this Second Amendment.

         SECTION 5. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall become effective only upon completion of the following actions: (i) the issuance by the Borrower on the date hereof of replacement Notes, substantially in the respective forms attached to EXHIBITS A-1, A-2 AND A-3, to reflect the adjustments to the Commitment of each Bank as set forth in SCHEDULE I hereto;
(ii) the execution and delivery by the parties hereto of an Assignment and Acceptance, dated the date hereof, substantially in the form attached hereto as EXHIBIT B, to evidence the transfer and assignment by Fleet and BankBoston to Norwest of a portion of the outstanding Revolving Credit Loans and the joinder by Norwest as a party to Credit Agreement; and (iii) the execution and delivery to the Agent of a Amendment and Confirmation of Guaranty, dated the date hereof and substantially in the form attached hereto as EXHIBIT C, by each of the Borrower's Subsidiaries which is a Guarantor.

         SECTION 6. FEES, COSTS AND EXPENSES.

         (a)      Borrower shall pay, at Closing, the following Closing Fees:

                    (i)    to Fleet $7,500;
                   (ii)    to BankBoston $7,500; and
                  (iii)    to Norwest $15,000.

         (b) In addition to the foregoing Closing Fees, Borrower agrees to pay on demand all reasonable costs and expenses of the Agent and the Banks, including without limitation all reasonable fees and expenses of counsel, in connection with the preparation, execution and delivery of this Second Amendment and the other documents and instruments to be delivered herewith.

         SECTION 7. MISCELLANEOUS. This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Second Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. This Second Amendment is intended to take effect as a sealed instrument and shall for all purposes be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, (excluding the laws applicable to conflicts or choice of law).

                                     ******


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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed as an instrument under seal as of the date first above written.


                                       PROVANT, INC.


                                       By: /s/ Rajiv Bhatt
                                           -------------------------------------
                                           Title: Executive Vice President


                                       BANKBOSTON, N.A.


                                       By: /s/ Pamela A. Kuong
                                           -------------------------------------
                                           Title: Vice President


                                       FLEET NATIONAL BANK


                                       By: /s/ Susan Mason
                                           -------------------------------------
                                           Title: Vice President


                                       NORWEST BANK IOWA, N.A.


                                       By: /s/ Robert S. Gagne
                                           -------------------------------------
                                           Title: Vice President


                                       FLEET NATIONAL BANK, as AGENT


                                       By: /s/ Susan Mason
                                           -------------------------------------
                                           Title: Vice President



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